Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
11. Commitments and Contingencies
Lease Obligations
The Company has entered into various noncancelable operating leases for office and lab space in Boston and Cambridge, Massachusetts and Emeryville, California to support its research and development activities and operations which expire at various dates through September 2030. The Company’s Emeryville, California lease commenced in January 2021. The leases contain periods of free rent, escalating rent, tenant improvement incentives, renewal periods, and expansion options for additional suites. The Company recognizes rent expense on a straight-line basis over the term of each respective lease, inclusive of the free rent periods and reduced by the amortization of the tenant incentives.

The Company’s headquarters and primary operations are located in Boston, Massachusetts and are comprised of a number of leases across 21, 23, 25 and 27 Drydock Avenue, which represent the Company’s most significant lease arrangements. The following summarizes the key terms of such leases:
21-23-25
Drydock Avenue
In March 2016, the Company entered into a noncancelable operating lease for approximately 87,000 square feet of office and lab space. The lease is comprised of five separate suites, the first of which was delivered to the Company in April 2016. The Company currently occupies three suites totaling approximately 52,000 square feet and the Company anticipates occupying the remaining suites in 2021 and 2022. The lease contains periods of free rent for each suite and tenant improvement incentives totaling $5.3 million. Base rent is subject to annual increases through the term of the lease. The lease expires in January 2030 and contains one option to extend the lease for a five-year period at then-market rates. The lease is secured by a letter of credit which totaled $1.4 million and $1.7 million as of December 31, 2020 and 2019, respectively. The cash collateralizing the letter of credit is classified in other non-current
assets on the Consolidated Balance Sheets. The letter of credit will be increased to $1.5 million upon delivery of the fourth suite.
At the time the Company took possession of the first three suites, the premises were in shell condition and required substantial work prior to occupancy. The Company was deemed the accounting owner during the construction period as the improvements constituted structural elements of the project. Accordingly, the Company capitalized the fair value of the leased space upon delivery from the landlord and recorded a corresponding lease financing obligation. The Company also capitalized the construction costs, leasehold improvements, and interest incurred during the construction period. Construction was complete, and the assets were placed in service, for the first three suites in September 2016, December 2017, and January 2019, respectively. Upon completion of the construction, the Company evaluated the lease and determined it did not meet the criteria for sale-leaseback treatment. Accordingly, the Company depreciates the capitalized assets and recognizes interest expense related to the lease financing obligation using the effective interest rate method over the lease term. For the years ended December 31, 2020 and 2019, the Company recognized $0.4 million of depreciation expense and $2.3 million of interest expense related to the lease.
During the year ended December 31, 2019, the Company recorded leased assets of $3.1 million and tenant improvements of $6.0 million related to assets placed in service during the period. No leased assets were placed in service during the year ended December 31, 2020. As of December 31, 2020 and 2019, the aggregate lease financing obligation for the capitalized suites totaled $16.8 million.
27 Drydock Avenue
Beginning in December 2011, the Company entered into a series of noncancelable operating leases with the same landlord for an aggregate of approximately 130,000 square feet of office and lab space. The Company anticipates occupying approximately 9,000 additional square feet in 2022. The leases contain periods of free rent and provides for aggregate tenant improvement allowances of $13.4 million. As of December 31, 2020 and 2019, the aggregate unamortized balance of tenant improvement allowances under the leases was $8.1 million and $8.9 million, respectively. Base rent for each lease is subject to annual increases through the respective term of the leases. The leases expire in January 2030 and each contain one option to extend the leases for a five-year period at then-market rates. The leases are secured by a letter of credit which totaled $1.6 million and $1.5 million as of December 31, 2020 and 2019, respectively. The cash collateralizing the letter of credit is classified in other non-current
assets on the Consolidated
Balance Sheets.
The Company subleases a portion of its office and laboratory space to Joyn and Motif. The Company is not relieved of its obligations under the head lease and, therefore, accounts for the arrangements as subleases. The sublease with Joyn runs coterminous with the Foundry Services Agreement (Note 16) and the sublease with Motif has a five-year term that commenced in November 2020. The sublessees are obligated to pay to the Company base rent plus operating expenses. The Company collects approximately $0.2 million and $0.7 million per year under the subleases with Joyn and Motif, respectively, and presents sublease income as a component of other income (expense), net on the Consolidated Statements of Operations and Comprehensive Loss.
The Company recognized rent expense of $7.0 million and $6.1 million for the years ended December 31, 2020 and 2019, respectively, of which $0.3 million was incurred during the year ended December 31, 2020 under leases in which the Company was a sublessee. The Company incurred no rent expense as a sublessee during the year ended December 31, 2019. Future minimum lease payments under noncancelable operating lease agreements, inclusive of payments for the lease financing obligations, as of December 31, 2020 are as follows (in thousands):

Years Ending December 31,	Minimum Lease Payments
2021	$16,688
2022	19,089
2023	21,205
2024	21,962
2025	22,497
Thereafter	79,647

Total	$181,088

The Company enters into certain capital leases for lab equipment used in research and development activities. Lease terms range from three to five years, may include bargain purchase options, and have fixed monthly rental payments. Future minimum lease payments under capital leases as of December 31, 2020 are as follows (in thousands):

Years Ending December 31,	Minimum Lease Payments
2021	$500
2022	238
2023	102
2024	—
2025	—
Thereafter	—

Total noncancelable payments	$840
Less: Imputed interest expense	(43)

Present value of future minimum lease payments	$797

Collaboration Agreement with Berkeley Lights, Inc.
In September 2019, the Company signed a collaboration agreement with Berkeley Lights, Inc. (“Berkeley Lights”), a leading digital cell biology company focused on enabling and accelerating the rapid development and commercialization of microbial biotherapeutics and other cell-based products for its customers. Under the collaboration agreement, the Company has agreed to incorporate Berkeley Lights’ Platform into the Foundry to accelerate the engineering of biotherapeutics and cell-based products. Under the collaboration agreement, both parties will use diligent efforts to perform their respective responsibilities to develop workflow development plans, including with respect to the Company’s collaborative development of workflows for Berkeley Lights’ Platform. The initial development of workflows will be focused on yeast and mammalian cells. Additionally, the Company is obligated to pay Berkeley Lights at least $109.0 million, and up to $150.0 million, over the term of the collaboration agreement for (i) payments for Berkeley Lights’ efforts under the workflow development plans and (ii) payments for purchases of certain equipment, associated consumables, and other goods and services.
Minimum purchase commitments for contract years one and two, which represents an 18-month period, are binding commitments that must be met each year. For contract years three through seven, the minimum purchase commitments are binding commitments, however the minimum purchase commitment is measured on a cumulative basis. Therefore, any amounts paid by the Company in excess of the given contract year’s purchase commitment may be credited towards subsequent years’ minimum purchase commitment until such excess amount has been fully credited against the minimum cumulative purchase commitment. Minimum purchase commitments under the collaboration agreement are as follows (in thousands):

Contract Years	Minimum Purchase Commitment
October 1, 2019 - September 30, 2020	$10,000
October 1, 2020 - March 31, 2022	15,000
April 1, 2022 - March 31, 2023	14,000
April 1, 2023 - March 31, 2024	17,500
April 1, 2024 - March 31, 2025	17,500
Thereafter	35,000

Total	$109,000

The collaboration agreement contains provisions requiring the Company to pay to Berkeley Lights certain license fees for the use of Berkeley Lights’ Platform and certain milestone payments of up to $11.5 million payable when a therapeutic discovered using certain workflows reaches specified development and regulatory milestones. License fees owed to Berkeley Lights are variable based on volume usage of Berkeley Lights’ Platform. All such license fees and milestone payments are applied against the satisfaction of the minimum purchase commitment. Further, if Berkeley Lights achieves certain performance targets, the minimum purchase commitment will increase to $150.0 million.
The Company has the option to buy down its purchasing obligations after the second contract year by making a one-time
payment to Berkeley Lights. The amount of the buy down payment is dependent upon the cumulative payments made to Berkeley Lights at such time and the number of completed workflows. Additionally, the Company is granted an exclusivity period for each workflow developed for the Company by Berkeley Lights under the collaboration agreement. Berkeley Lights has the option to buy down the exclusivity period by making a one-time
payment to the Company equal to a percentage of the development costs incurred by the Company related to the specific workflow. Thereafter, the parties will equally share the development costs of the associated workflow. The Company concluded the payments received from Berkeley Lights related to the buy down of an exclusivity period represent reimbursements for research and development costs and therefore account for the payments as a reduction of research and development expenses.
The collaboration agreement will continue until the seventh anniversary of the effective date, subject to certain automatic extension provisions, including for delays resulting from a Berkeley Lights failure to supply products or services conforming with the collaboration agreement. The collaboration will automatically terminate if the Company, at any time after the second contract year, elects to exercise its buy down right. In addition, either party may terminate the collaboration agreement (i) for the material breach by the other party (including, with respect to the Company, a material supply failure), (ii) upon the occurrence of certain insolvency related events of the other party, and (iii) for certain force majeure events.
The Company made an upfront payment of $10.0 million, which was fully creditable against certain other payments owed to Berkeley Lights during the term of the collaboration agreement. As of December 31, 2019, $5.2 million of the upfront payment remained in prepaid expenses and other current assets on the Consolidated Balance Sheet and during the year ended December 31, 2020, the Company utilized the remaining portion of the upfront payment. During the years ended December 31, 2020 and 2019, the Company purchased lab equipment from Berkeley Lights totaling $2.0 million and $4.0 million, respectively. Such lab equipment is included in property and equipment, net on the Consolidated Balance Sheets. During the years ended December 31, 2020 and 2019 the Company recorded expense related to services received from Berkeley Lights totaling $7.7 million and $0.8 million, respectively, net of buy downs. Expenses incurred under the collaboration agreement are recorded as research and development expenses, net of Berkeley Lights’ buy down payments, in the Consolidated Statements of Operations and Comprehensive Loss. During the year ended December 31, 2020, Berkeley Lights exercised their option to buy down two workflows for total consideration of $1.7 million. Through December 31, 2020, the Company purchased a total of $14.5 million of equipment, services, and consumables under the collaboration agreement with Berkeley Lights.
Supply Agreement with Twist Bioscience Corporation
In March 2018, the Company signed a supply agreement with Twist Bioscience Corporation (“Twist”) to provide synthetic DNA and certain other services. Under the supply agreement, the Company is obligated to purchase specified volumes of synthetic DNA subject to quarterly minimums over the term of the agreement. The products purchased that contribute to achieving the quarterly minimum purchase commitment can vary based on the Company’s discretion, subject to advanced notice provided to Twist. The term of the supply agreement is four years. The Company’s quarterly minimum purchase commitment may be adjusted for the following reasons: (i) due to a lack of availability of certain products for purchase in a given quarter; (ii) due to lack of certain service features available; (iii) delays in shipments over two consecutive quarters beyond the agreed upon lead times; and (iv) if the average yield of certain products measured over two consecutive quarters is greater than a specified yield. The Company receives volume discounts on purchases based on specified volume thresholds over the term of the supply agreement. Additionally, the Company receives a discount on each order of certain products, dependent upon the volume of certain other products it purchases in a given order. If, at each six-month
period over the term of the supply agreement, the Company fails to meet its aggregate quarterly minimum purchase commitment for the prior six months, the Company is obligated to pay Twist a fee per unit of the shortfall.
During the years ended December 31, 2020 and 2019, the Company incurred $10.4 million and $8.3 million, respectively, of research and development expenses under its supply agreement with Twist.
Purchase Orders
The Company has agreements with third parties for certain services for which the Company is not contractually able to terminate for convenience to avoid future obligations to the respective vendors. Such agreements may provide for termination fees, penalties, or costs to wind-down the arrangement. Under such agreements, the Company is contractually obligated to make payments, primarily to reimburse the vendor for their expenditures that are not recoverable and incurred prior to any cancellation of the respective agreement. The actual amounts the Company could pay in the future to these vendors under the various agreements may differ from the amounts under the purchase orders due to these cancellation provisions.
Indemnification Agreements
The Company enters into standard indemnification agreements and has agreements with indemnification clauses in the ordinary course of business. Under such arrangements, the Company indemnifies, holds harmless and agrees to reimburse the indemnified party for losses suffered or incurred by the indemnified party, who are generally the Company’s business partners. The terms of these indemnification arrangements are generally perpetual and effective any time after contract execution. The maximum potential liability resulting from these indemnification arrangements may be unlimited. The Company has never incurred costs to defend lawsuits or settle claims related to these indemnification arrangements and the Company does not believe that the outcome of any claims under such arrangements will have a material effect on its financial position, results of operations or cash flows, and have not accrued any liabilities related to such obligations as of December 31, 2020 or 2019.
Legal Proceedings
The Company is not currently party to any material legal proceedings. As of each reporting date, the Company evaluates whether or not a potential loss amount or range of loss amounts is reasonably estimable and probable of being incurred and whether such amounts meet the requirements to be accrued or disclosed pursuant to ASC 450,
Contingencies
(“ASC 450”). The Company expenses costs related to such legal proceedings as incurred.